      As filed with the Securities and Exchange Commission on May 31, 2001

                                                        Registration No. 2-75661
                                                               File No. 811-3379
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                         ---
      Pre-Effective Amendment No.
                                   ----                   ---
      Post-Effective Amendment No.  26                     X
                                   ----                   ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X
                                                                         ---

      Amendment No.  26
                    ----

                       (Check appropriate box or boxes.)

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            625 Second Street, Suite 102, Petaluma, California 94952
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)       (Zip Code)

       Registrant’s Telephone Number, including Area Code (707) 778-1000
                                                          ----------------------

         TERRY COXON, 625 Second Street, Suite 102, Petaluma, CA 94952
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)
                              --------------------

                                   Copies to:
 ROBERT B. MARTIN, JR., ESQ., 625 Second Street, Suite 102, Petaluma, CA 94952

              It is  proposed  that this filing  will  become  effective  (check appropriate box), and that the approximate date of commencement of proposed sale to the public will be as soon as practicable after:

              X     immediately upon filing pursuant to paragraph (b)
             ---

                    on ______________ pursuant to paragraph (b)
             ---

                    60 days after filing pursuant to paragraph (a)
             ---

                    on (date) pursuant to paragraph (a) of rule 485
             ---

================================================================================
The Registrant has registered an indefinite  amount of such securities under the
Securities Act of 1933 pursuant to Rule 24f-2, and the Notice thereunder for its most recent fiscal year was filed with the Commission on March  31, 2001.
================================================================================

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                   Cross Reference Sheet Pursuant to Rule 404
            Between Items of Part A of Form N-1A and the Prospectus

              Item Number and Caption of Part A of Form N-1A                  Caption in Prospectus
        -----------------------------------------------------------  --------------------------------------------

        1.       Front and Back Cover Pages........................  Front and Back Cover Pages

        2.       Risk / Return Summary:
                   Investments, Risks and Performance..............  Risk / Return Summary

        3.       Risk / Return Summary: Fee Table..................  Pro-Forma Expense Table

        4.       Investment Objectives, Principal
                   Investment Strategies and Related Risks.........  Cover Page;
                                                                     Objectives and Policies;
                                                                     The Four Portfolios;
                                                                     The Four Portfolios-Risk Factors and Special
                                                                        Considerations

        5.       Management’s Discussion of Fund Performance.......  Financial Statements

        6.       Management, Organization and
                    Capital Structure..............................  Management

        7.       Shareholder Information...........................  Objectives and Policies;
                                                                     Distributions and Taxes;
                                                                     Computation of Net Asset Values;
                                                                     Purchase of Shares from the Fund;
                                                                     Redemption of Shares by the Fund;
                                                                     Shareholder Account Services and Privileges;
                                                                     Service Charges

        8.       Distribution Arrangements.........................  Purchase of Shares from the Fund

        9.       Financial Highlights Information..................  Financial Highlights

---------------

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                   Cross Reference Sheet Pursuant to Rule 404
Between Items of Part B of Form N-1A and the Statement of Additional Information

                                                                        Caption in Statement of Additional
              Item Number and Caption of Part B of Form N-1A                       Information
        -----------------------------------------------------------  ----------------------------------------

        10.      Cover Page and Table of Contents..................  Cover Page;
                                                                     Table of Contents

        11.      Fund History......................................  Organization and Management-Fund History

        12.      Description of the Fund and its Investments and
                    Risks..........................................  Objectives and Policies

        13.      Management of the Fund............................  Organization and Management

        14.      Control Persons and Principal Holders of
                    Securities.....................................  Organization and Management-Share
                                                                        Ownership

        15.      Investment Advisory and Other Services............  Organization and Management;
                                                                     Transfer and Dividend-Disbursing Agent;
                                                                     Custodian

        16.      Brokerage Allocation and Other Practices..........  Portfolio Transactions and Brokerage

        17.      Capital Stock and Other Securities................  General Information

        18.      Purchase, Redemption and Pricing of Shares........  Computation of Net Asset Values;
                                                                     Purchase of Shares from the Fund;
                                                                     Redemption of Shares by the Fund

        19.      Taxation of the Fund..............................  Distributions and Taxes;
                                                                     Redemption of Shares by the Fund - Tax
                                                                       Consequences of In-Kind Redemptions

        20.      Underwriters......................................  Portfolio Transactions and Brokerage;
                                                                     General Information-Capitalization

        21.      Calculation of Performance Data...................  General Information-Calculations of
                                                                        Performance Data;
                                                                     General Information-After-Tax Returns

        22.      Financial Statements..............................  Financial Statements

----------

PROSPECTUS                                                                                                                                                   May 31, 2001

(707) 778-1000
625 Second Street  •  Petaluma, California 94952

        Permanent Portfolio Family of Funds, Inc. (the “Fund”) is a mutual fund that contains four separate “Portfolios,” each with its own separate investment policy. Investors may invest in any one or in any combination of the Portfolios. The Fund’s four Portfolios are:

        The Permanent Portfolio, which invests a fixed Target Percentage of its net assets in gold, silver, Swiss franc assets, stocks of real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills and bonds.

        The Treasury Bill Portfolio, which invests in short-term U.S. Treasury bills and notes.

        The Versatile Bond Portfolio, which invests in a diversified portfolio of short-term (remaining maturity of 24 months or less) corporate bonds rated “A” or higher by Standard & Poor’s.

        The Aggressive Growth Portfolio, which invests in stocks and stock warrants of U.S. companies selected for high profit potential.

        The Fund is a no-load fund. Investors may purchase and redeem shares in any Portfolio directly with the Fund without payment of commission.

        This Prospectus is designed to provide you with information you should know before investing in any of the Fund’s Portfolios. You should read this entire document and retain it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK / RETURN SUMMARY	i
BAR CHART AND PERFORMANCE TABLES	iv
Permanent Portfolio	iv
Treasury Bill Portfolio	v
Versatile Bond Portfolio	vi
Aggressive Growth Portfolio	vii

PRO-FORMA EXPENSE TABLE	viii
SUMMARY OF OTHER FEATURES	ix
OPTIONAL SERVICES AND CHARGES	xi
FINANCIAL HIGHLIGHTS	1
Permanent Portfolio	1
Treasury Bill Portfolio	2
Versatile Bond Portfolio	3
Aggressive Growth Portfolio	4
OBJECTIVES AND POLICIES	5
Tax Planning	5
Dividends and Tax Planning	5
THE FOUR PORTFOLIOS	5
Permanent Portfolio	6
Treasury Bill Portfolio	7
Versatile Bond Portfolio	8
Aggressive Growth Portfolio	8
Risk Factors and Special Considerations	9
MANAGEMENT	13
Investment Adviser	13
CONSULTANTS	14
DISTRIBUTIONS AND TAXES	15
COMPUTATION OF NET ASSET VALUES	16
PURCHASE OF SHARES FROM THE FUND	16
REDEMPTION OF SHARES BY THE FUND	17
Written Redemption Requests	17
Telephone Redemption Requests	18
Redemption Limitations	18
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES	19
Automatic Investment Program	19
Portfolio Switching	19
Automatic Reinvestment	19
Systematic Withdrawal Program	19
Individual Retirement Account Plan	20
Check Redemptions - Treasury Bill Portfolio and
Versatile Bond Portfolio Only	20
Limitations	21
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT	22
REPORTS	22
Advertising	22

RISK / RETURN SUMMARY

        This Summary describes the features of an investment in the Fund. Please read the entire Prospectus for more complete information before you invest.

Investment Objectives, Principal Strategies and Risks

        The Fund is a no-load, diversified management investment company consisting of four Portfolios: Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Each of the Fund’s four Portfolios has a separate investment policy and separate investment objectives or goals. Each Portfolio follows the strategy of undertaking, where practicable, to minimize or defer the recognition of taxable income by its shareholders.

        There is, of course, no assurance that any Portfolio will achieve its objective. Loss of money is a risk of investing in the Fund, especially in the case of the Aggressive Growth Portfolio. In addition, please see “Risk Factors and Special Considerations” for a description of the investments held by each Portfolio and the risks that would attend an isolated purchase of any one of those investments.

        Permanent Portfolio

        The objective of the Fund’s Permanent Portfolio is to preserve and increase the purchasing power value of its shares over the long term. It’s strategy is to invest a fixed Target Percentage of its net assets in gold, silver, Swiss franc assets, stocks of real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills and bonds. To maintain the Portfolio’s Target Percentages, the Permanent Portfolio invests in gold and silver bullion and bullion-type coins, Swiss franc denominated deposits and Swiss government bonds, stocks of companies whose assets consist primarily of real estate and natural resources such as oil and minerals, stock warrants and volatile stocks of the types in which the Aggressive Growth Portfolio may invest and high grade, short term bills and bonds of the types in which the Treasury Bill Portfolio and Versatile Bond Portfolio may invest.

        Prices of gold, silver, stocks and stock warrants are subject to market risk and have experienced wide fluctuations from time to time. Prices of U.S. Treasury bills and bonds and short-term corporate bonds are also subject to market risk and decrease when prevailing interest rates rise. Short-term corporate bonds are also subject to some risk of default. Viewed in isolation, some of these assets, such as gold, stock warrants and long-term bonds would be considered highly speculative. However, the Fund’s management believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

        Even if the Permanent Portfolio does achieve its objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time, since investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee.

        Treasury Bill Portfolio

        The objective of the Fund’s Treasury Bill Portfolio is to earn high current income for the Portfolio, consistent with safety of principal. It’s strategy is to invest at least 80% of its assets in short-term U.S. Treasury bills and notes. It also invests in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio, unlike most money market funds (which distribute their investment income daily and maintain a constant net asset value per share), follows a dividend policy that permits (but does not assure) its net asset value per share to rise. An investment in the Treasury Bill Portfolio is subject to the risk of market changes in prices and yields of short-term U.S. Treasury securities. Prices of short-term U.S. Treasury securities like those that the Portfolio invests in go down when prevailing interest rates rise.

        Versatile Bond Portfolio

        The objective of the Fund’s Versatile Bond Portfolio is to earn high current income for the Portfolio, while limiting risk to principal. It’s strategy is to invest in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s and having a remaining maturity of 24 months or less. An investment in the Versatile Bond Portfolio is subject to the risk of market changes in prices and yields of short-term corporate bonds. Prices of short-term corporate bonds go down when prevailing interest rates rise. Such price changes generally are smaller than changes in the prices of long-term corporate, municipal or U.S. Treasury bonds. Also, corporate bonds generally are not guaranteed by any government agency and are subject to the risk of default. Unlike most short-term bond funds that pay out dividends periodically, the Versatile Bond Portfolio follows a dividend policy that permits (but does not assure) its net asset value per share to rise.

        Aggressive Growth Portfolio

         The objective of the Fund’s Aggressive Growth Portfolio is to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares. It’s strategy is to invest in stocks and stock warrants of U.S. companies selected by the Investment Adviser for high profit potential. The Investment Adviser seeks to select stocks that are expected to have higher price volatility than the stock market as a whole, including stocks of companies in high technology industries, companies developing or exploiting new products or services and companies whose shares are valued primarily for potential growth in earnings, dividends or asset values. While such investments are expected by the Investment Adviser to have the potential to appreciate more rapidly than stock market investments in general, they also are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining.

This page intentionally left blank.

BAR CHART AND PERFORMANCE TABLES

Permanent Portfolio

The bar chart and table below provide an indication of the risks of investing in the Permanent Portfolio by showing changes in the Portfolio’s performance from year to year over the last ten calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2000 compare to the performance of three-month U.S. Treasury bills. The bar chart assumes reinvestment of all dividends and distributions, deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee. How the Permanent Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

During the ten years shown in the bar chart above, the Permanent Portfolio’s highest return during one calendar quarter was 7.86% (quarter ending September 30, 1997) and its lowest return during one calendar quarter was -3.18% (quarter ending March 31, 1997). The Permanent Portfolio’s year-to-date return through the latest calendar quarter was -2.97% (quarter ending March 31, 2001).

	Average Annual Total Returns
	(for the periods ended December 31, 2000)

	Past 1 Year	Past 5 Years	Past 10 Years

Permanent Portfolio	5.83%	3.48%	5.44%
U.S. Treasury bills •	6.05%	5.23%	4.83%

  Three-month U.S. Treasury bills are short-term loans to the U.S. Government with a maturity of three months. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

BAR CHART AND PERFORMANCE TABLES

Treasury Bill Portfolio

The bar chart and table below provide an indication of the risks of investing in the Treasury Bill Portfolio by showing changes in the Portfolio’s performance from year to year over the last ten calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2000 compare to the performance of three-month U.S. Treasury bills. The bar chart assumes reinvestment of all dividends and distributions, deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee. How the Treasury Bill Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

During the ten years shown in the bar chart above, the Treasury Bill Portfolio’s highest return during one calendar quarter was 1.35% (quarter ending December 31, 2000) and its lowest return during one calendar quarter was .38%(quarter ending December 31, 1992).The Treasury Bill Portfolio’s year-to-date return through the latest calendar quarter was 1.09% (quarter ending March 31, 2001).

	Average Annual Total Returns
	(for the periods ended December 31, 2000)

	Past 1 Year	Past 5 Years	Past 10 Years

Treasury Bill Portfolio	4.94%	4.18%	3.91%
U.S. Treasury bills •	6.05%	5.23%	4.83%

  Three-month U.S. Treasury bills are short-term loans to the U.S. Government with a maturity of three months. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

BAR CHART AND PERFORMANCE TABLES

Versatile Bond Portfolio

The bar chart and table below provide an indication of the risks of investing in the Versatile Bond Portfolio by showing changes in the Portfolio’s performance from year to year over the last nine calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2000 compare to the performance of the Salomon Smith Barney AAA/AA 1-3 Year Corporate Index, a component of the Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index. The bar chart assumes reinvestment of all dividends and distributions, deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee. How the Versatile Bond Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

During the nine years shown in the bar chart above, the Versatile Bond Portfolio’s highest return during one calendar quarter was 2.51% (quarter ending September 30, 1992) and its lowest return during one calendar quarter was .11% (quarter ending December 31, 1992). The Versatile Bond Portfolio’s year-to-date return through the latest calendar quarter was 1.79% (quarter ending March 31, 2001).

	Average Annual Total Returns
	(for the periods ended December 31, 2000)

	Past 1 Year	Past 5 Years	Since Inception(1)

Versatile Bond Portfolio	5.96%	4.78%	4.70%
Salomon Smith Barney AAA/AA
1-3 Year Corporate Index •	6.96%	6.20%	5.98%

(1)	The Versatile Bond Portfolio became effective September 27, 1991 and commenced investment operations November 12, 1991.

  The Salomon Smith Barney AAA/AA 1-3 Year Corporate Index is a component of the Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million.

BAR CHART AND PERFORMANCE TABLES

Aggressive Growth Portfolio

The bar chart and table below provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio’s performance from year to year over the last ten calendar years and by showing how the Portfolio’s average annual total returns for the one, five and ten year periods ended December 31, 2000 compare to the performance of the Dow Jones Industrial Average. The bar chart assumes reinvestment of all dividends and distributions, deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee. How the Aggressive Growth Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

During the ten years shown in the bar chart above, the Aggressive Growth Portfolio’s highest return during one calendar quarter was 27.47% (quarter ending December 31, 1998) and its lowest return during one calendar quarter was -18.87% (quarter ending September 30, 1998). The Aggressive Growth Portfolio’s year-to-date return through the latest calendar quarter was -9.03% (quarter ending March 31, 2001).

	Average Annual Total Returns
	(for the periods ended December 31, 2000)

	Past 1 Year	Past 5 Years	Past 10 Years

Aggressive Growth Portfolio	.67%	18.00%	19.27%
Dow Jones Industrial Average •	(4.70)%	18.09%	17.77%

  The Dow Jones Industrial Average is an average of the stock prices of 30 large companies and represents a widely recognized unmanaged portfolio of common stocks.

PRO-FORMA EXPENSE TABLE

The table below briefly describes the fees and expenses you may pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
One-time account start-up fee	$35.00
Optional services:
Exchange fee (Portfolio switching)	$ 5.00 per switch
Check redemptions (Treasury Bill Portfolio
and Versatile Bond Portfolio only)	$ 1.00 per check
Bank-to-bank wire transfer	$ 8.00 per wire

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Management fees(1)	1.13%	1.13%	1.13%	1.13%
Other expenses
Other operating expenses	.28%	.38%	.27%	.20%
Account maintenance fees	.05%	.05%	.05%	.05%

Total other expenses	.33%	.43%	.32%	.25%

Total operating expenses	1.46%	1.56%	1.45%	1.38%

(1)	During the year ended January 31, 2001, the Investment Adviser voluntarily agreed to waive portions of the investment advisory (management) fee allocable to the Treasury Bill Portfolio and to the Versatile Bond Portfolio to the extent that the Portfolio’s total investment advisory fee would exceed an annual rate of 5/8 of 1% (0.625%), in the case of the Treasury Bill Portfolio, or 3/4 of 1% (0.750%), in the case of the Versatile Bond Portfolio. After fee waivers, the investment advisory fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio is actually .63% and .75%, respectively, instead of 1.13%, and total operating expenses are 1.06% and 1.07%, respectively. The Investment Adviser may continue to voluntarily waive such fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund.

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

1 Year	$ 183	$ 193	$ 182	$ 175
3 Years	$ 495	$ 526	$ 492	$ 471
5 Years	$ 830	$ 882	$ 825	$ 788
10 Years	$ 1,776	$ 1,885	$ 1,765	$ 1,687

SUMMARY OF OTHER FEATURES

Other major features of the Fund include:

  Dividends and capital gain distributions (if any) paid annually.
  Tax planning at the Fund level to minimize or defer, where practicable, the recognition of taxable income or gains by its shareholders.
  IRA Plan.
  $1,000 minimum initial investment in any Portfolio.
  $100 minimum additional investment in any Portfolio.
  No redemption or commission charge to redeem shares directly with the Fund.

Investment and Tax Planning

        The Fund was designed to provide its shareholders with a flexible tool for their investment and tax planning. In furtherance of that purpose, each of the Fund’s four Portfolios has its own particular investment policy, and each Portfolio may be purchased through an IRA Plan sponsored by the Fund.

        Each Portfolio, to the extent consistent with its investment objectives, arranges its investments to favor opportunities for appreciation and holds appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. In addition, each Portfolio distributes its investment income to its shareholders as per-share dividends only once a year and only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, thereby avoiding corporate federal income tax. (If a Portfolio were to distribute less than the minimum amount required for any year, which the Fund considers unlikely, it would become subject to federal income tax for that year.) This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income. In the case of shares that pass to a shareholder’s estate, this dividend policy may eliminate income tax on a portion of the shareholder’s total return, due to a federal income tax provision which generally treats property acquired from a decedent as having a tax basis equal to its fair market value at the date of death.

        For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general. See “Objectives and Policies," “The Four Portfolios” and “Distributions and Taxes.”

Investing in the Fund

        Investors may establish a Shareholder Account by sending a check ($1,000 minimum for each Portfolio in which you invest), together with a Shareholder Account Application, to the Fund’s Transfer Agent, J. P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208; please see “Purchase of Shares from the Fund.” Eligible investors may invest through the Fund’s IRA Plan. Existing shareholders may reinvest dividends and capital gain distributions, if any, through the Fund’s Automatic Reinvestment feature. See “Shareholder Account Services and Privileges - Automatic Reinvestment.”

Redemption of Shares

        A shareholder may voluntarily redeem any or all of the shares he has purchased in a Portfolio at that Portfolio’s net asset value next determined following receipt of a properly completed redemption request by the Transfer Agent. Redemption requests may be made in writing or by telephone. See “Redemption of Shares by the Fund - Telephone Redemption Requests.” The cash proceeds of a telephone redemption will be sent to the shareholder’s individual bank account by check (via first class mail), or by bank-to-bank wire if requested. Shareholders also may redeem shares in the Treasury Bill Portfolio and in the Versatile Bond Portfolio by writing a redemption check. In addition, the Fund offers a Systematic Withdrawal Program whereby shareholders may receive periodic payments of a fixed amount. The Fund reserves a limited right to redeem shares in the Permanent Portfolio in kind; see “Risk Factors and Special Considerations - Target Percentages and In-Kind Redemptions.”

        Shareholders may redeem shares in one Portfolio and simultaneously reinvest the proceeds in another Portfolio by means of a Portfolio Switch. See “Shareholder Account Services and Privileges - Portfolio Switching.”

Computation of Net Asset Values

        The Fund calculates net asset values for each Portfolio each business day at the close of business of the New York Stock Exchange. All purchases and redemptions are effected at the price based on the next calculation of net asset value after the order is accepted.

Consultants

        The Fund and the Investment Adviser have retained Harry Browne and Douglas Casey as consultants at the expense of the Investment Adviser. The consultants are available to the Fund’s officers and Investment Adviser for discussion on general economic conditions and other matters; they do not advise the Fund or the Investment Adviser on the selection of specific investments.

Transfer Agent

        The Fund has retained J. P. Morgan Investor Services Co. as its transfer agent. The Fund’s management believes that the Transfer Agent is well qualified to provide shareholders with service that is timely, accurate and efficient. You may contact the Transfer Agent to inquire about your Shareholder Account or about the processing of your purchase and redemption requests by calling (800) 341-8900 (from Massachusetts, (617) 557-8000), or by writing to J. P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208.

Information Office

        The Investor’s Information Office (the “Information Office”) is made available by the Investment Adviser for the convenience of Fund shareholders. A shareholder or other interested investor may obtain a current Prospectus, Statement of Additional Information (“SAI”), Annual and Semi-Annual Report, Shareholder Account Application, IRA Plan booklet and forms and other informational material by calling the Information Office at (800) 531-5142 or (254) 527-3102, or by writing to the Information Office, P.O. Box 5847, Austin, Texas 78763 (Fax (254) 527-3406).

        After you have read the Prospectus, please contact the Information Office if you have any questions about the policies or objectives of any of the Fund’s Portfolios. The experienced personnel at the Information Office will welcome your inquiry.

OPTIONAL SERVICES AND CHARGES

Telephone redemptions	No charge;
no minimum redemption size;
no limit to the number of telephone redemptions.

Automatic investment program	No charge.

Portfolio switching	$5.00 per switch;
no limit to the number or frequency of switches.

Automatic reinvestment	No charge.

Check redemptions	$1.00 per check;
(Treasury Bill Portfolio and	no minimum check size;
Versatile Bond Portfolio only)	no limit to the number of check redemptions.

Bank-to-bank wire transfer	$8.00 per wire.

Systematic withdrawal program	No charge.

Assistance from Investor’s Information Office at (800) 531-5142	No charge.

FINANCIAL HIGHLIGHTS

        These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial highlights in the Fund’s financial statements and has been audited for each of the years in the three-year period ended January 31, 1999 by other auditors, and for each of the years in the two-year period ended January 31, 2001, by Tait, Weller & Baker, independent auditors, whose report dated March 2, 2001, along with the Fund’s financial statements, are included in the Fund’s Annual Report. The report of the other auditors, dated March 12, 1999, and the report of Tait, Weller & Baker, each contain an explanatory paragraph that states that the Securities and Exchange Commission is involved in public administrative and cease-and-desist proceedings against the Fund’s Investment Adviser and one (formerly two) of the Fund’s directors and officers. See “Risk Factors and Special Considerations - Regulatory matters.” This report is available without charge from the Investor’s Information Office.

                                                 -------------------------------------------------------------------
                                                                         Permanent Portfolio
                                                 -------------------------------------------------------------------
                                                                        Year ended January 31
                                                 -------------------------------------------------------------------
                                                    2001          2000          1999          1998          1997
                                                 ------------  -----------   -----------   -----------   -----------

Net asset value, beginning of year                $   17.44     $   18.71     $   19.08     $   18.40     $   18.80
                                                  ---------     ---------     ---------     ---------     ---------
  Income (loss) from investment operations:
    Net investment income (1) ................          .46           .43           .47           .37           .52
    Net realized and unrealized gain (loss)
      on investments and foreign
      currencies .............................         1.07          (.64)            -          1.01          (.41)
                                                  ---------     ---------     ---------     ---------     ---------
      Total income (loss) from
        investment operations                          1.53          (.21)          .47          1.38           .11

  Less distributions from:
    Net investment income  ...................         (.16)         (.29)         (.20)         (.34)         (.42)
    Net realized gain on investments (2) .....         (.52)         (.77)         (.64)         (.36)         (.09)
                                                  ---------     ---------     ---------     ---------     ---------
      Total distributions                              (.68)        (1.06)         (.84)         (.70)         (.51)
                                                  ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                      $   18.29     $   17.44     $   18.71     $   19.08     $   18.40
                                                  =========     =========     =========     =========     =========

Total return (3) .............................        8.91%       (1.11)%         2.48%         7.57%          .57%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....    $  53,792     $  56,773     $  66,855     $  71,099     $  72,992
                                                  =========     =========     =========     =========     =========

  Ratio of expenses to average net assets ....        1.41%         1.47%         1.43%         1.91%         1.49%
  Ratio of net investment income
    to average net assets ....................        2.57%         2.39%         2.48%         1.96%         2.78%
  Portfolio turnover rate ....................        7.60%        23.75%        14.05%         7.66%        12.29%
(l)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Capital gain distribution pursuant to Section 852(b)(3) of the Internal Revenue Code.
(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee.

                                                 -------------------------------------------------------------------
                                                                       Treasury Bill Portfolio
                                                 -------------------------------------------------------------------
                                                                        Year ended January 31
                                                 -------------------------------------------------------------------
                                                    2001          2000          1999          1998          1997
                                                 -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                $   67.88     $   67.97     $   67.56     $   67.55     $   67.84
                                                  ---------     ---------     ---------     ---------     ---------
  Income from investment operations:
    Net investment income (1)(2) .............         3.32          2.51          2.72          2.69          2.84
    Net realized and unrealized gain (loss)
      on investments (3) .....................          .12          (.01)          .03           .06           .01
                                                  ---------     ---------     ---------     ---------     ---------
      Total income from investment operations          3.44          2.50          2.75          2.75          2.85

  Less distributions from:
    Net investment income ....................        (2.38)        (2.59)        (2.34)        (2.74)        (3.14)
                                                  ---------     ---------     ---------     ---------     ---------
      Total distributions                             (2.38)        (2.59)        (2.34)        (2.74)        (3.14)
                                                  ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                      $   68.94     $   67.88     $   67.97     $   67.56     $   67.55
                                                  =========     =========     =========     =========     =========

Total return (4) .............................        5.10%         3.70%         4.09%         4.09%         4.23%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....    $  75,640     $  81,059     $  93,095     $  94,200     $ 105,342
                                                  =========     =========     =========     =========     =========

  Ratio of expenses to average net assets (2).        1.01%         1.02%          .96%         1.20%          .90%
  Ratio of net investment income
    to average net assets  ...................        4.86%         3.70%         4.01%         3.98%         4.19%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of advisory fees, the ratio of expenses to average net assets was reduced by .50% for the year ended January 31, 2001 and .50%, .50%, .50% and .50% for the years ended January 31, 2000, 1999, 1998 and 1997, respectively. Without this waiver, the net investment income per share would have been $2.86 for the year ended January 31, 2001 and $2.01, $2.24, $2.19 and $2.37 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee.

                                                 -------------------------------------------------------------------
                                                                      Versatile Bond Portfolio
                                                 -------------------------------------------------------------------
                                                                        Year ended January 31
                                                 -------------------------------------------------------------------
                                                    2001          2000          1999          1998          1997
                                                 -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                $   58.38     $   58.83     $   58.58     $   57.24     $   56.85
                                                  ---------     ---------     ---------     ---------     ---------

  Income from investment operations:
    Net investment income (1)(2) .............         2.82          2.44          2.77          2.87          2.94
    Net realized and unrealized gain (loss)
      on investments (3) .....................         1.00          (.58)         (.08)          .17          (.34)
                                                  ---------     ---------     ---------     ---------     ---------
      Total income from investment operations          3.82          1.86          2.69          3.04          2.60

  Less distributions from:
    Net investment income ....................        (2.53)        (2.31)        (2.44)        (1.70)        (2.21)
                                                  ---------     ---------     ---------     ---------     ---------
      Total distributions                             (2.53)        (2.31)        (2.44)        (1.70)        (2.21)
                                                  ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                      $   59.67     $   58.38     $   58.83     $   58.58     $   57.24
                                                  =========     =========     =========     =========     =========

Total return (4) .............................        6.58%         3.18%         4.61%         5.33%         4.58%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....    $  20,394     $  18,065     $  24,377     $  23,355     $  21,345
                                                  =========     =========     =========     =========     =========

  Ratio of expenses to average net assets (2).        1.02%         1.01%         1.08%         1.01%          .97%
  Ratio of net investment income
    to average net assets ....................        4.78%         4.16%         4.72%         4.95%         5.16%
  Portfolio turnover rate ....................       96.36%        59.52%        68.21%        55.53%       102.29%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of advisory fees, the ratio of expenses to average net assets was reduced by .38% for the year ended January 31, 2001 and .37%, .37%, .38% and .38% for the years ended January 31, 2000, 1999, 1998 and 1997, respectively. Without this waiver, the net investment income per share would have been $2.52 for the year ended January 31, 2001 and $2.14, $2.48, $2.59 and $2.66 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee.
                                                 -------------------------------------------------------------------
                                                                     Aggressive Growth Portfolio
                                                 -------------------------------------------------------------------
                                                                        Year ended January 31
                                                 -------------------------------------------------------------------
                                                     2001         2000          1999          1998          1997
                                                 -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                $   83.61     $   69.13     $   56.24     $   47.66     $   40.65
                                                  ---------     ---------     ---------     ---------     ---------

  Income from investment operations:
    Net investment income (loss)(1) ..........         (.65)         (.78)         (.41)         (.31)          .26
    Net realized and unrealized gain
      on investments  ........................         8.21         15.26         13.30         11.97          7.05
                                                  ---------     ---------     ---------     ---------     ---------
      Total income from investment operations          7.56         14.48         12.89         11.66          7.31

  Less distributions from:
    Net investment income ....................            -             -             -          (.19)         (.25)
    Net realized gain on investments (2) .....        (7.41)            -             -         (2.89)         (.05)
                                                  ---------     ---------     ---------     ---------     ---------
      Total distributions                             (7.41)            -             -         (3.08)         (.30)
                                                  ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                      $   83.76     $   83.61     $   69.13     $   56.24     $   47.66
                                                  =========     =========     =========     =========     =========

Total return (3) .............................       10.05%        20.95%        22.92%        24.41%        18.00%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....    $  25,601     $  23,938     $  21,764     $  19,955     $  15,417
                                                  =========     =========     =========     =========     =========

  Ratio of expenses to average net assets ....        1.33%         1.73%         1.39%         1.46%         1.33%
  Ratio of net investment income (loss) to
    average net assets .......................       (.78)%       (1.02)%        (.65)%        (.60)%          .59%
  Portfolio turnover rate ....................        5.62%         9.38%         2.73%         2.15%        21.32%

(1)	Net investment income (loss) is based on average net assets per share outstanding during the year.
(2)	Capital gain distribution pursuant to Section 852(b)(3) of the Internal Revenue Code.
(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee and the $1.50 monthly account maintenance fee.

OBJECTIVES AND POLICIES

        Each of the Fund’s Portfolios has its own objectives and policies, as explained below. The Fund itself is designed to provide its shareholders with a flexible tool for their investing and tax planning. (Investors should note that the Fund neither intends nor attempts to engage in tax planning for individual shareholders).

        To further its shareholders’ individual investment programs, the Fund includes four separate and distinct Portfolios, each with its own investment policy. A shareholder may select a Portfolio or Portfolios in accordance with his own financial objectives, and he may switch all or a portion of his investment(s) from one Portfolio to another whenever he wishes.

Tax Planning

        To further its shareholders’ tax-planning, the Fund sponsors an IRA Plan, and the Fund’s four Portfolios have adopted policies which operate generally by deferring (but not eliminating) federal income tax with the intent of reducing the tax burden to the shareholders of any realized income or capital gains earned by the Fund. There is no assurance that such policies will be successful, nor is it possible to predict the extent to which a shareholder’s tax burden would be reduced by a successful application of the policies.

        Each of the Fund’s Portfolios, to the extent consistent with its investment objectives, follows a policy of holding appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of capital gains, which for shareholders in the maximum federal tax bracket may be less heavily taxed than ordinary income dividends. Any Portfolio may sell investments that have declined in value for the purpose of offsetting taxable gain on investments that have appreciated in value.

        Each Portfolio also attempts, in furtherance of its objectives, to manage its investments in order to reduce its net taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio or its shareholders. See “Distributions and Taxes.”

Dividends and Tax Planning

        Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as per-share dividends only once a year and only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, thereby avoiding corporate federal income tax. Under current provisions of the Internal Revenue Code the Fund is required to pay as dividends 90% of its net investment company taxable income. Each Portfolio treats as per-share dividends paid the amounts of its taxable net investment income distributed in the form of redemption proceeds. By using this permitted method of calculating dividends paid, each Portfolio is able to reduce the amount of its dividends that are distributed to shareholders who have not redeemed their shares.

        Each Portfolio has paid and will likely continue to pay a federal excise tax of four percent on its undistributed income and capital gains, if any. The Federal excise tax reduces the benefit of distributing less than 100% of the Fund’s net investment income. Such undistributed amounts are retained by the Portfolio and reinvested to earn further income and gains. See “Distributions and Taxes.” To the extent that a Portfolio successfully executes it’s policy, the tax liability of a long-term shareholder or a shareholder who holds shares in the Portfolio on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

THE FOUR PORTFOLIOS

        Each of the Fund’s four Portfolios has its own pool of assets, and each Portfolio has adopted its own investment policy.

        Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Permanent Portfolio. Investors who wish to invest all or a portion of their capital in a way that seeks to provide a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two) and stability of principal should consider purchasing shares in the Treasury Bill Portfolio. Investors who wish to invest all or a portion of their capital for the high current return that can be earned on high-grade, short-term, corporate bonds while limiting risk to principal should consider purchasing shares in the Versatile Bond Portfolio. Investors who wish to invest a portion of their capital to achieve high (greater than for the stock market as a whole), long-term appreciation should consider purchasing shares in the Aggressive Growth Portfolio.

        Investors may switch all or a portion of their investment in the Fund from one Portfolio to another at any time.

        Except as indicated otherwise, the investment policies and objectives of each Portfolio, as described below, are fundamental. A Portfolio’s fundamental investment policy or objective can be changed only by a vote of a majority of the Portfolio’s outstanding shares.

Permanent Portfolio

        The objective of the Permanent Portfolio is to preserve and increase the “purchasing power” value of its shares over the long term. This goal would require the price of shares in the Permanent Portfolio to rise at a rate equal to or greater than the rate of general price inflation (or, in the event of a deflation in the economy, it would require the price of shares in the Permanent Portfolio to resist the decline in the general level of prices). If the Permanent Portfolio succeeds in meeting its objective, the amount of goods and services that can be purchased with an amount of money equivalent to a share in the Permanent Portfolio will hold steady (over the long term), or rise, and would do so regardless of the course of inflation.

        Investors should note that even if the Permanent Portfolio does achieve its objective over the long term, it may suffer substantial short-term losses from time to time, since investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee.

        The investment policy of the Permanent Portfolio reflects the opinion of its Investment Adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. An investment vehicle such as the Permanent Portfolio, whose goals include the preservation of purchasing power, should not depend on forecasts. Instead, it should acknowledge a broad range of economic possibilities and, in order to preserve purchasing power over the long term, should incorporate investments for each of them. For a further discussion of the investment strategy of the Permanent Portfolio, see “Objectives and Policies - Investment Strategy - Permanent Portfolio” in the Fund’s SAI.

        In pursuit of its objective of preserving and increasing the purchasing power value of its shares, the Permanent Portfolio, as its fundamental investment policy, invests a fixed “Target Percentage” of its net assets in each of the following categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss franc assets	10%
Stocks of U.S. and foreign real estate
and natural resource companies	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

        The Fund will not alter the Permanent Portfolio’s Target Percentages or change the composition of its investment categories without prior authorization by the Portfolio’s shareholders. The Permanent Portfolio will buy or sell investments as needed to correct any discrepancy between its actual holdings in a given category and the Target Percentage for that category if such a discrepancy exceeds 1/10th of the Target Percentage. The Investment Adviser does not attempt to anticipate short-term changes in the general price level of any investment category. Please see the SAI under “Objectives and Policies - Investment Categories” for a discussion of how each investment category works to achieve the Permanent Portfolio’s objectives, and under “Objectives and Policies - Strategic Portfolio Adjustments” for a discussion of those circumstances that might occasion a delay in portfolio adjustments.

        The Permanent Portfolio’s “Gold” holdings consist of gold bullion and bullion-type coins such as, for example, American Eagle gold coins and Canadian Maple Leaf gold coins.

        The Permanent Portfolio’s “Silver” holdings consist of silver bullion and bullion-type coins.

        The Permanent Portfolio’s “Swiss franc assets” consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland.

        The Permanent Portfolio’s “Stocks of U.S. and foreign real estate and natural resource companies” consist of stocks of companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals.

        The Permanent Portfolio’s “Aggressive growth stocks” include stock warrants and stocks of U.S. companies that are more volatile than the stock market as a whole, and consist of the same types of investments in which the Aggressive Growth Portfolio may invest. See “The Four Portfolios - Aggressive Growth Portfolio.”

        The Permanent Portfolio’s “Dollar assets” include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar-denominated assets such as the obligations of U.S. Government agencies, high-grade, short-term, corporate bonds and banker’s acceptances which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed 15 years and corporate bonds so denominated have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of 24 months or less.

        The assets in each of the Permanent Portfolio’s investment categories are subject to certain risks. See “Risk Factors and Special Considerations” below for a discussion of the principal risks. See, also, “Objectives and Policies - Investment Categories” in the SAI for a discussion of other risks.

        Viewed in isolation, some of the Permanent Portfolio’s assets, such as gold and stock warrants, would be considered highly speculative. However, the Fund’s management believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

        It is the Permanent Portfolio’s policy to arrange its investments, whenever feasible in keeping within the Permanent Portfolio’s Target Percentages, to reduce the Portfolio’s net taxable income and to favor opportunities for asset appreciation. To the extent that this policy is successfully executed, the Permanent Portfolio’s net asset value per share will be greater than it would have been otherwise (since the amount of distributions to shareholders will be less), and the federal income tax liability incurred by shareholders will be reduced accordingly.

        The Permanent Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended generally to defer (not eliminate) the payment of federal income tax. The operation of this deferral may lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.”

Treasury Bill Portfolio

        The objective of the Treasury Bill Portfolio is to earn high current income for the Portfolio, consistent with safety and liquidity of principal.

        The Treasury Bill Portfolio, as its fundamental investment policy, invests exclusively in debt obligations of the United States Treasury. At least 80% of the Portfolio’s assets will consist of U.S. Treasury bills and notes. The balance of the assets may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The dollar weighted average length to maturity of the Portfolio’s investments will not exceed 90 days.

        The Treasury Bill Portfolio distributes its net investment income and net capital gains, if any, only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, thereby avoiding corporate federal income tax. The Portfolio reduces the amount of its per-share dividends to the extent its taxable net investment income is distributed in the form of redemption proceeds. (The Treasury Bill Portfolio’s dividend policy differs from the dividend policies of most money market funds in this respect.) The Treasury Bill Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder or a shareholder who holds shares on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

        An investment in the Treasury Bill Portfolio should be considered for the portion of an investor’s capital for which the investor wishes to provide stability of principal while earning a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two). An investor may desire such protection because he is uncertain about the future course of investment prices, because he expects investment prices in general to decline, because he wishes to make greater allowance for the possibility of economic deflation than does the Permanent Portfolio, or because he wishes to invest temporarily in a pool of liquid, short-term securities with a low degree of risk.

Versatile Bond Portfolio

        The objective of the Versatile Bond Portfolio is to earn high current income for the Portfolio, while limiting risk to principal. The Portfolio was designed to provide its shareholders with a versatile instrument for their investment and tax planning and may be suitable for investors in a variety of circumstances.

        The Versatile Bond Portfolio invests in high-grade, short-term corporate bonds selected by the Investment Adviser for their ability to earn high current income and for their ability to protect principal.

        In order to limit risk to principal arising from defaults by corporate bond issuers, the Versatile Bond Portfolio invests only in bonds that have earned a rating of “A” or higher by Standard & Poor’s and which in the opinion of the Fund’s management are secure enough to escape default even under deflationary economic conditions. “AAA,” “AA” and “A” are the three highest of Standard & Poor’s eleven bond rating categories and mean respectively that, in the judgment of Standard & Poor’s, a bond’s capacity to pay interest and repay principal is “extremely strong,” “very strong” or “strong.” The Portfolio does not invest in so-called “junk bonds.” The Portfolio further reduces risk by diversifying so that ordinarily no more than 5% of the value of its assets is invested in the bonds of any one issuer and no more than 25% is invested in the bonds of issuers in any one industry.

        The Portfolio purchases only bonds with remaining maturities of 24 months or less, in order to limit risk to principal arising from changes in open-market interest rates. Prices of such short-term bonds tend to be much more stable than prices of long-term corporate, municipal or U.S. Treasury bonds.

        The Versatile Bond Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended to lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.” Even though the Versatile Bond Portfolio invests in short-term corporate bonds having little potential for appreciation, the Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise.

        An investment in the Versatile Bond Portfolio should be considered for the portion of an investor’s capital that he wishes to protect from risk of substantial loss while earning a higher current return than available in United States Treasury securities (which may be in the form of dividends, increases in net asset value per share, or some combination of the two). The Versatile Bond Portfolio may be especially suitable for an investor who wishes to defer federal income tax liability for a portion of his return on an investment with high current income.

Aggressive Growth Portfolio

        The objective of the Aggressive Growth Portfolio is to achieve high (greater than the stock market), long-term appreciation in the value of the Portfolio’s shares. The performance of the stock market is reflected in indices, which include for example, the Dow Jones Industrial Average and the Standard & Poor’s 500 Stock Index.

        The Aggressive Growth Portfolio, as its fundamental policy, invests exclusively in stocks and stock warrants of U.S. companies selected for high profit potential. The price volatility of such investments is expected by the Investment Adviser to be greater than the price volatility of the U.S. stock market as a whole. Such investments may include stocks of companies in high technology industries, companies exploiting or developing new products or services, and companies whose stock is valued primarily for appreciation potential rather than current income. Stocks may be selected for purchase by the Aggressive Growth Portfolio because they have a history of high volatility or because the companies involved have above-average growth in income, profits or sales. The Aggressive Growth Portfolio intends that, at any one time, it will hold stocks from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of both large and small companies. The Aggressive Growth Portfolio also purchases stock warrants, which are long-term options to purchase shares of stock at a fixed price.

        Ordinarily at least 60% of the Aggressive Growth Portfolio’s assets will be invested in securities listed on the New York Stock Exchange. The remaining portion of the Portfolio’s assets will be invested in securities listed on the American Stock Exchange or other domestic stock exchange or traded in the over-the-counter market.

        The Aggressive Growth Portfolio will remain fully invested in stock market investments at all times, apart from incidental amounts of cash that ordinarily do not exceed 3% of the Portfolio’s net assets. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market timing decisions by the Investment Adviser.

        The Aggressive Growth Portfolio follows the same tax planning and dividend policies as the Fund’s other Portfolios. These policies are intended to lessen a shareholder’s tax liability without reducing his total return (dividends plus appreciation). See “Objectives and Policies” and “Distributions and Taxes.”

        An investment in the Aggressive Growth Portfolio should be considered for the portion of an investor’s capital for which the investor seeks long-term appreciation. Investors should note that, while stocks owned by the Aggressive Growth Portfolio are expected by the Investment Adviser to appreciate in value more rapidly than the stock market, they also are subject to greater risk, especially during periods when the prices of U.S. stock market investments in general are declining.

Risk Factors and Special Considerations

        Investors should review carefully the risks, significant features and other special considerations associated with an investment in the Fund.

        Gold. Gold generates no interest or dividends, offering only the potential for price appreciation. The performance of the Permanent Portfolio will be affected by changes in the price of gold. A decline in the price of gold would tend to reduce the net asset value of shares in the Permanent Portfolio, although in some instances this tendency could be offset by increases in the price of other investments held by the Permanent Portfolio.

        The market for gold is worldwide. The price of gold is subject to the risk that in any country inflation or the public’s expectation of inflation will decline. The price of gold also can be depressed by large-scale sales of the metal by the U.S. or foreign governments, by other official bodies, or by private parties; by adverse economic conditions in countries where gold is held by the general public; and by governmental prohibitions or restrictions on the private ownership of gold.

        The price of gold has been subject to volatile fluctuations from time to time.

        Silver. The performance of the Permanent Portfolio will be affected by changes in the price of silver.

        Silver is subject to risks similar to those of gold and has shown even greater price volatility than gold. In addition, because of the substantial but variable demand for silver by industrial users, the price of silver is likely to decline in the event of any actual or anticipated decline in the general level of worldwide economic activity.

        Real estate and natural resource company stocks. The performance of the Permanent Portfolio will be affected by changes in the prices of real estate and natural resource company stocks.

        The stocks of real estate and natural resource companies are particularly subject to irregular price fluctuations due to the nature of the assets owned by the companies. Any decline in the general level of prices of oil or real estate would be expected to have an adverse impact on these stocks. The Fund’s management believes that the prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions, and that such stocks may be particularly profitable during periods of rising inflation.

        Aggressive growth stocks. The Permanent Portfolio’s investments in this category, and all of the Aggressive Growth Portfolio’s investments, are selected for high profit potential. Such issues tend to appreciate more than the stock market as a whole during periods when stock prices in general are rising, and tend to decline in value more than the stock market as a whole during periods when stock prices in general are falling. In addition, those Portfolios might invest in companies with small capitalization, which tend to rely on smaller product lines and customer bases than larger companies. The prices of the stocks in such companies therefore can be expected to be more volatile and influenced more by changes in the economy as a whole.

        U.S. Treasury bills and bonds. The performance of the Permanent Portfolio and the Treasury Bill Portfolio will be affected by changes in the prices and yields of U.S. Treasury securities.

        Although U.S. Treasury bonds are widely considered to be free of any risk of default, their open-market prices are affected by changes in the general level of interest rates. Prices of existing U.S. Treasury securities tend to rise when interest rates are falling, and tend to fall when interest rates are rising. Price fluctuations of long-term U.S. Treasury bonds, such as the bonds held by the Permanent Portfolio, can be as extensive as the price fluctuations of common stocks.

        Prices of U.S. Treasury bills and other short-term U.S. Treasury securities, including those held by the Treasury Bill Portfolio, also fluctuate in response to changes in interest rates. However, such fluctuations ordinarily are minimal compared to other interest bearing instruments.

        Short-term bonds. The short-term corporate bonds in which the Versatile Bond Portfolio and the Permanent Portfolio may invest are not guaranteed by the U.S. government or any government agency and hence are subject to some risk of default. The Versatile Bond Portfolio protects against the risk of default (but does not eliminate it entirely) by diversifying its holdings and by investing only in bonds with remaining maturities of 24 months or less and that are rated “A,” “AA” or “AAA” by Standard & Poor’s. An “A” rating by Standard & Poor’s means that the bond has strong capacity to pay interest and principal but is not as strongly protected against the adverse effects of changes in circumstances and economic conditions as bonds rated “AA” or “AAA.” As an additional protection, the Portfolio invests only in bonds that in the opinion of the Fund’s management are secure enough to escape default even under deflationary economic conditions. Open-market prices of short-term corporate bonds are affected by changes in the general level of interest rates; such price fluctuations are small in comparison with changes in prices of long-term corporate, municipal or U.S. Treasury bonds. Corporate bonds also may be subject to downward changes in their ratings by Standard & Poor’s and to “call,” or early repayment, at the option of the issuer. The calling of a bond that is trading at a premium over its face value could result in a loss of the premium to the bondholder.

        Foreign investments. The Permanent Portfolio may own investments issued by foreign banks and governments and may own stock in foreign companies or investments held outside the United States.

        Stock in foreign companies may be held in the form of American Depository Receipts (“ADRs”). ADRs are certificates issued by a U.S. bank that represent the right to receive securities of a foreign company deposited in the same bank or in its correspondent bank. In addition, the Fund may direct its Custodian to leave gold, silver, Swiss franc assets and other investments in the custody of qualified foreign sub-custodians. The Fund may hold gold and silver bullion in the form of claim accounts with foreign banks.

        In many foreign markets there is less publicly available information about securities, including independent reports and ratings, than in U.S. markets, and accounting and auditing standards often are less strict and less reliable than in the U.S.

        Many foreign stock markets are not as developed or efficient as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable United States companies. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, banks and listed companies than in the United States.

        Tax planning. Each Portfolio of the Fund intends to pay per-share dividends only to the extent necessary for the Portfolio to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code thereby avoiding corporate federal income tax on its income. If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Fund considers unlikely, the Portfolio would become subject to federal income tax for that year.

        Target percentages and in-kind redemptions. To avoid liability for corporate federal income tax each year, a Portfolio must, among other things, derive at least 90% of its gross income from items including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Permanent Portfolio would not qualify as “gains on sales of securities.” Consequently, in the event of a rapid rise in prices of gold and silver, profitable sales of gold and silver (as might be required for the Permanent Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. In order to avoid this adverse tax result, the Fund has reserved the right to require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or bullion coins in complete or partial payment of redemptions. The bullion or coins would be selected by the Fund from the Permanent Portfolio’s holdings.

        However, in order to reduce the possibility of inconvenience or loss to shareholders in the Permanent Portfolio, the Fund will require a redeeming shareholder to accept an in-kind redemption only if it has arranged a convenient opportunity for the shareholder promptly to sell the bullion or coins through a qualified broker or dealer at a cost not to exceed 2% of their value at the time of the redemption. In the event that a shareholder elected not to use this service, the Fund at its own expense would deliver the bullion or coins to the shareholder, or, at his request, to his local bank.

        From time to time the Fund, at the request of redeeming shareholders in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his redemption. To be accepted by the Fund, any such request for an in-kind redemption must be made in writing. The Fund will accept a request for an in-kind redemption only if it has otherwise decided that the selected asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “In-Kind Redemptions” in the SAI for a discussion of the Fund’s operating policies for such redemptions.

        For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.

        Illiquid securities. The Permanent Portfolio may hold a maximum of 10%, and the Aggressive Growth Portfolio may hold a maximum of 5%, of its net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists. Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will hold illiquid securities.

        Regulatory matters.. Following a routine examination of the Fund in 1991, the Securities and Exchange Commission (the “Commission”) instituted public administrative and cease-and-desist proceedings on January 13, 1997, to determine the truth of allegations by the Commission’s Division of Enforcement (the “Division”) that World Money Managers, Terry Coxon and Alan Sergy (the Fund’s Investment Adviser and two of the Fund’s directors and officers, respectively, or, the “Respondents”), breached their fiduciary duties in violation of certain provisions of federal securities laws in fiscal years 1990 through 1996. From May 5, 1997 through May 15, 1997, an administrative hearing on these charges was held before Chief Administrative Law Judge Brenda P. Murray (the “Hearing Officer”) in San Francisco, California. The Respondents have denied all of the allegations of the Division and have actively contested the proceedings. No charges have been made against the Fund, which allegedly was subject to improper charges by the Respondents, and the Fund is not a party to the proceedings.

        In an initial decision dated April 1, 1999 (the “Initial Decision”), the Hearing Officer ruled that the Respondents had committed certain violations. Specifically, the Hearing Officer ruled that the Respondents violated Section 206(2) of the Investment Advisers Act of 1940: by charging $248,153 of transfer agent and accounting fees to the Fund’s Marketing and Distribution Plan (the “12b-1 Plan”) during calendar year 1990; by causing the excessive capitalization of a broker-dealer subsidiary of the Permanent Portfolio (World Money Securities, Inc., or “WMS”) of $850,000 and charging it in 1990 and 1991 for printing costs related to the distribution of shares in the Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio in the amount of $336,571; by charging WMS excessive rent and improper underwriting costs of $72,426; and by acquiring a “call option” in 1990 prohibited by the Fund’s fundamental investment policies and managing the investment for the advantage of a client of an officer of the Fund. The Hearing Officer also ruled that the Respondents violated or aided and abetted violations of: Section 12(b) of the Investment Company Act of 1940 (the “ICA”) and Rule 12b-1 thereunder, by receiving unauthorized reimbursements in calendar year 1990 of $214,270 under the Fund’s 12b-1 Plan and by providing insufficient information regarding the 12b-1 Plan to the Fund’s Board of Directors; Section 13(a)(3) of the ICA by acquiring the “call option;” Section 17(a) of the Securities Act of 1933, Section 10(b) of the Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 34(b) of the ICA by making misleading statements in the Fund’s registration materials; Section 10(b) of the ICA by using WMS as a principal underwriter for the Fund; and Section 17(d) of the ICA and Rule 17d-1 thereunder, by causing WMS to be excessively capitalized.

        The Hearing Officer ordered that the Respondents: cease and desist from committing further violations; be suspended from association with any registered investment adviser or investment company for a period of three months; disgorge $1,608,018, pay prejudgment interest of $1,236,726 and pay civil penalties of $140,000.

        The Respondents believe that the Hearing Officer’s Initial Decision is incorrect and contains reviewable errors. Accordingly, on April 22, 1999, they filed petitions for review by the Commission. On April 21, 1999, the Division also filed a petition for review by the Commission of certain sanctions contained in the Initial Decision, seeking to bar World Money Managers from acting as an investment adviser and to bar Terry Coxon from association with any registered investment adviser or investment company for one year with a right to reapply. Thereafter, the Commission granted the petitions and has accepted the review of the Initial Decision.

        Under the Fund’s Bylaws, the Fund is obligated to advance expenses incurred by the Respondents in the proceedings upon their undertaking to repay the advances, in the event it is ultimately determined that they have committed willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Fund has therefore incurred, and may continue to incur, such expenses in connection with the allegations, including amounts paid by World Money Managers to persons who are directors and officers of the Fund for their litigation expenses.

        The Initial Decision of the Hearing Officer does not become effective until the Commission’s decision, which could affirm, reverse or modify the Initial Decision. World Money Managers continues to act as Investment Adviser of the Fund, and Terry Coxon continues to serve as President and a director of the Fund. See “Management-Investment Adviser.” Alan Sergy retired from the Fund for medical reasons in March 1998 and, except for payments being made under the Fund’s long-term disability plan, is no longer associated with the Fund.

        The ultimate outcome of these proceedings is unknown. The Fund’s Board of Directors plans to continue to monitor the proceedings and to take such actions as may be appropriate to assure the availability to the Fund of such investment advice and administrative support as may be necessary to continuously implement the Fund’s investment policies and investment objectives, as outlined in this Prospectus.

        Unusual features. The Fund’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

MANAGEMENT

        The Fund’s Board of Directors has the duty and responsibility of managing the business and affairs of the Fund. Three of the six directors are Independent Directors, who have no financial interest in the Investment Adviser. The special function of the Independent Directors is to assure that the Fund deals with the Investment Adviser at arm’s length and solely for the benefit of the Fund’s shareholders.

        The Fund holds meetings of its shareholders only as may be required by Maryland law. Generally, each shareholder is entitled to cast one vote for each share he owns. A separate vote is taken when a matter affects only one Portfolio.

Investment Adviser

        The Fund retains World Money Managers (the “Investment Adviser”) as its adviser under an Investment Advisory Contract dated June 19, 1996 (the “Contract”). The Investment Adviser is a limited partnership organized in August 1981 under the laws of the State of California. The Investment Adviser’s general partners are Terry Coxon, who is also a limited partner in the Investment Adviser, and Terry Coxon, Inc., a California corporation wholly owned by Terry Coxon. The Investment Adviser’s business consists, and has always consisted, solely of managing investment companies. See “Risk Factors and Special Considerations - Regulatory matters.”

        The Investment Adviser furnishes the Fund continuously with suggested investment planning and investment advice. The Investment Adviser’s responsibilities (which are performed on its behalf by Terry Coxon and Terry Coxon, Inc., its general partners; and by Michael J. Cuggino, its consultant) include making recommendations concerning the selection, purchase and sale of the Fund’s investments (which are placed by the Fund’s officers, Terry Coxon, its President and Michael J. Cuggino, its Treasurer). The day-to-day administration of the Fund’s activities are the responsibility of Terry Coxon, its President and Michael J. Cuggino, its Treasurer. All activities undertaken by the Investment Adviser on behalf of the Fund are subject to the general policy direction of the Fund’s Board of Directors. The following sets forth certain information regarding Mr. Coxon and Mr. Cuggino.

        Terry Coxon has been an investment adviser and author since 1976. Mr. Coxon has served as President and a director of the Fund since its inception in 1981, during all of which time he has shared primary responsibility for the activities of the Investment Adviser and the Fund described above. Mr. Coxon also has served as President and a director of Bullion Security Corporation, the sponsor of an investment trust, since its inception in 1987.

        Michael J. Cuggino has been a Certified Public Accountant since 1988. He was employed by the Boston office of Ernst & Young and its predecessor company, Arthur Young & Company, in various audit and accounting capacities, including audit manager, from August 1985 until January 1991. In January 1991, Mr. Cuggino established an accounting practice in Petaluma, California. He served as Assistant Treasurer of the Fund, World Money Securities, Inc. and Bullion Security Corporation from August 1991 until December 1992. Mr. Cuggino has served as Treasurer: of World Money Securities, Inc. from 1993 until 1996; of Bullion Security Corporation since 1993; and of the Fund since 1993, when he began to share primary responsibility for the activities of the Fund described above. Mr. Cuggino has also served as a director of the Fund since 1998.

        The Fund pays the Investment Adviser a comprehensive advisory fee monthly at the following annual rate:

(i)	for each Portfolio, 1/4 of 1% (0.250%) of the first $200 million of the Portfolio’s average daily net assets; plus

(ii)	for the Fund as a whole, 7/8 of 1% (0.875%) of the first $200 million of the Fund’s average daily net assets; 13/16 of 1% (0.813%) of the next $200 million of the Fund’s average daily net assets; 3/4 of 1% (0.750%) of the next $200 million of the Fund’s average daily net assets; and 11/16 of 1% (0.688%) of the Fund’s average daily net assets in excess of $600 million, such fee for the Fund as a whole to be allocated among the Portfolios in proportion to their net assets.

        While the advisory fee is higher than the fees of other mutual funds, World Money Managers absorbs a substantial portion of the Fund’s ordinary operating expenses as described below, a practice that benefits the Fund by limiting its expenses, simplifying its internal accounting and facilitating independent audits. The Investment Adviser also bears the Fund’s distribution expenses. In addition, during the year ended January 31, 2001, the Investment Adviser voluntarily agreed to waive portions of the advisory fee allocable to the Treasury Bill Portfolio and to the Versatile Bond Portfolio to the extent that either Portfolio’s total advisory fee otherwise would exceed an annual rate of 5/8 of 1% (0.625%), in the case of the Treasury Bill Portfolio, or 3/4 or 1% (0.750%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. The Investment Adviser may continue voluntarily to waive such fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund. Investors should note that the yields of those two Portfolios are enhanced by the fee waiver.

        The Fund also pays for its investment expenses (such as interest on borrowings, taxes and brokerage commissions), the salary expense of the Fund’s officers (including payments under the Fund’s long term disability plan), the fees and expenses of the Fund’s directors, and any and all extraordinary fees, costs and expenses, including those associated with litigation, government investigations or administrative proceedings. The Investment Adviser bears all of the Fund’s other ordinary operating expenses, which may include charges by the Fund’s Transfer Agent, charges by the Fund’s Custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, rent and occupancy, printing, postage and general administrative expense. The Fund does not pay any of the Investment Adviser’s general or administrative overhead expense.

        All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

        The Investment Adviser has entered into an Administrative Agreement effective February 1, 1986, with Permanent Portfolio Information, Inc. (“Information”), which is one of its limited partners, whereby Information provides administrative and marketing services, such as designing and coordinating mailings and responding to inquiries from prospective Fund investors and shareholders. The Investment Adviser reimburses Information for its expenses and pays Information a fee of $6,000 per month. The Investment Adviser may enter into similar arrangements with other persons.

        The Investment Adviser also receives certain service charges paid by shareholders either directly or from their Shareholder Accounts. See “Service Charges.”

CONSULTANTS

        The Fund and the Investment Adviser have entered into agreements with Harry Browne and Douglas Casey under which those individuals make themselves available for consultation with the Fund and the Investment Adviser on such matters as basic trends in domestic and international finance and on the criteria for evaluating investments. The expense of such agreements is borne by the Investment Adviser. Neither of the consultants advises either the Investment Adviser or the Fund on the selection of specific investments for any Portfolio.

        Harry Browne is a financial author and lecturer. His books include: How You Can Profit from the Coming Devaluation, You Can Profit from a Monetary Crisis, Complete Guide to Swiss Banks, New Profits from the Monetary Crisis, Inflation-Proofing Your Investments (co-authored with Terry Coxon), Investment Rule #1, Why the Best-Laid Investment Plans Usually Go Wrong and The Economic Time Bomb.

        Douglas Casey is an investment author (Crisis Investing, Strategic Investing and The International Man) and the author of an investment advisory service, “The International Speculator.”

DISTRIBUTIONS AND TAXES

        For federal income tax purposes, each Portfolio is treated as a separate corporation.

        To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and in accordance with its investment policy, offset taxable gains on sales of investments that have risen in price with tax losses from sales of assets that have fallen in price. In addition, the Permanent Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

        Each Portfolio intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. This would permit the Portfolio to deduct distributions of its net investment income to its shareholders thereby avoiding corporate federal income tax on the income so distributed. Under applicable federal income tax provisions, “distributions” include per-share dividends and also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a distribution of income or gain realized by the Fund. See “General Information” in the SAI.

        In order to reduce the current tax burden of a Portfolio’s investors on their shares of the Portfolio’s income and gains, each Portfolio intends to pay per-share dividends only in amounts judged sufficient by the Fund’s Board of Directors to enable the Portfolio to qualify for treatment under Subchapter M thereby avoiding corporate federal income tax, to the extent of such dividends. Under the Internal Revenue Code the Fund is required to distribute as dividends 90% of its net investment company taxable income.

        The amount of a Portfolio’s net investment income per share that is distributed through redemption payments rather than as per-share dividends is reflected for financial accounting purposes in the same Portfolio’s net asset value per share. Thus, while the Fund’s dividend policy may reduce a shareholder’s tax burden on his share of a Portfolio’s realized income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in net asset value) on his investment.

        Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to the Portfolio’s net asset value and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s net asset value per share.

        Shareholders may benefit from the Fund’s dividend policy described under “Objectives and Policies,” depending upon their personal tax circumstances. This benefit is reduced by the payment of the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Fund’s dividend policy, since all of the portion of his return not distributed, consisting of appreciation remains invested in the Fund, without any reduction by current federal income tax. A shareholder who redeems portions of his shares from time to time also may achieve a higher after-tax return as a result of the Fund’s dividend policy, since the appreciation on his remaining shares may continue to remain invested in the Fund free of current federal income tax. (Such a shareholder should note, however, that his benefit is achieved by deferring, not by eliminating, the payment of taxes; thus his overall benefit may be small if he holds his shares for only a few years.) And, in the case of shares that pass to a shareholder’s estate or heirs, the potential federal income tax liability for previous appreciation may be eliminated entirely through the operation of federal income tax provisions that grant a step-up in the tax basis of property left to an estate or heir. Other capital assets may provide similar tax advantages but be subject to different risks than an investment in the Fund.

        Dividends from net investment income and net short-term capital gains generally will be taxable to shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. Dividends from long-term capital gains, if any are paid by a Portfolio, generally will be taxable to shareholders as capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Shareholders will be sent a statement no later than February 28 of each year showing their total distributions (during the preceding calendar year) from net investment income and capital gains.

        Distributions may be automatically reinvested in additional shares of the same Portfolio if requested.

        The payor of a dividend on stock (as the Fund may be) may be required to withhold 31% of any reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to a noncorporate shareholder if that shareholder fails to provide the Fund with a valid taxpayer identification number. Other withholding requirements may apply to certain foreign shareholders.

        The Fund has incurred and will likely continue to incur a federal excise tax of four percent which is imposed on undistributed income and capital gains, if any, of a Portfolio. Undistributed income to which the excise tax applies would include amounts, if any, that the Fund in reliance on the judgment of its Board of Directors has not timely distributed under Subchapter M of the Internal Revenue Code. Such excise tax reduces a Portfolio’s net asset value; however, such undistributed income and capital gain is retained by each Portfolio and is available to earn further interest, dividends and gains.

        Conversion transactions. Under the provisions added to the Internal Revenue Code in 1993, all or a portion of any gain on certain “conversion transactions” is recharacterized as ordinary income, rather than capital gain. In the opinion of the Fund’s management and counsel, based on the provisions’ statutory language and legislative history, the provisions on conversion transactions do not apply to investments in the Treasury Bill Portfolio or the Versatile Bond Portfolio. However, no Treasury Regulations or Rulings have been issued interpreting these provisions, and it is therefore uncertain whether the Internal Revenue Service would agree with this conclusion. Accordingly, it remains uncertain whether the gain that a shareholder recognizes upon a redemption of shares in the Treasury Bill Portfolio or the Versatile Bond Portfolio will be taxed as ordinary income or as capital gain.

        In any event, regardless of the taxation of any recognized gains, the provisions on conversion transactions do not, in the opinion of the Fund’s management and counsel, disturb the usefulness of the Treasury Bill Portfolio or the Versatile Bond Portfolio for deferring recognition of income.

COMPUTATION OF NET ASSET VALUES

        The Fund makes a separate calculation of each Portfolio’s net asset value per share at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for trading (“business day”). All requests received for purchases and requests for redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s net asset value per share as next computed following receipt thereof by the Transfer Agent.

        Investments are valued primarily at market value on the basis of the most recent price on the exchange on which they are principally traded, or, if not available, by a method which the Fund’s Board of Directors in good faith believes accurately reflects fair value. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices. Short-term securities are marked to market daily. Gold and silver are valued at the closing spot price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. Investments for which bona fide market quotations are not readily available will be valued in good faith by the Fund’s Board of Directors.

        Current net asset value information for the Fund’s Portfolios may be obtained by checking newspaper listings under the heading “Perm Port Funds” or similar abbreviation.

PURCHASE OF SHARES FROM THE FUND

        Shares in the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio are offered for sale continuously by the Fund. Investors may purchase such shares directly from the Fund without payment of commission or sales load.

        The minimum initial investment in any Portfolio is $1,000. Shareholders may make additional investments at any time in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share next computed after receipt of the properly completed request by the Transfer Agent.

        Initial investment in the Fund. After reading this entire Prospectus, new investors should complete and sign the accompanying Shareholder Account Application. Mail the application, together with a check or money order payable through a U.S. bank for the amount of your initial investment, to Permanent Portfolio Family of Funds, Inc., c/o J. P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208. (If you use an overnight delivery service other than U.S. mail, send your Application and check to Permanent Portfolio Family of Funds, Inc., c/o J. P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108.) Please make your investment check payable to “Permanent Portfolio Family of Funds, Inc.”

        Additional investments by mail. After your initial investment has been accepted, you will receive a confirmation of your purchase. A form which should be used to make additional purchases by mail will accompany the confirmation. (It will not be necessary to fill out another Shareholder Account Application, even if you are investing for the first time in another Portfolio.) Please indicate clearly the Portfolio or Portfolios in which the additional investment is to be made.

        Additional investments by wire. Another way to add to your investment is by bank wire. To do so, send a bank wire to: State Street Bank and Trust Company, Boston, Massachusetts, ABA#011000028; Attention: Permanent Portfolio Family of Funds, Inc., Account #53839882. The bank wire must include your Shareholder Account number and a message indicating that you wish to make a purchase in a specific Portfolio(s) in the stated amount(s). (Your initial investment in the Fund cannot be made by bank wire.) Your bank may assess a charge for use of a bank wire.

        Automatic investment program. Shareholders may add systematically to their investment in any of the Fund’s Portfolios by enrolling in the Fund’s Automatic Investment Program. See “Shareholder Account Services and Privileges-Automatic Investment Program.”

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole.

REDEMPTION OF SHARES BY THE FUND

        Shareholders may redeem all or some of their shares in any Portfolio.

        Subject to the limitations noted below, requests for redemption will be accepted on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Transfer Agent of the properly completed redemption request.

        Redemption requests must be accompanied by share certificates, if issued, and must be sent to the Transfer Agent. The Fund may refuse redemption requests not made in the proper manner.

Written Redemption Requests

        Normally the shareholder’s signature on a written redemption request (and on the share certificate, if issued) must match exactly the name on the Shareholder Account and must be guaranteed by an eligible guarantor institution. Eligible guarantor institutions include banks, trust companies, brokers, dealers, municipal or government securities brokers or dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations, provided that they are members of STAMP (Securities Transfer Agents Medallion Program). Signature guarantees from institutions that are not STAMP members and notarizations from Notaries Public will not be accepted. (Shareholders may verify that a guarantor institution is a member of STAMP by contacting the STAMP administrator, Kemark Financial Services, at (800) 348-2724, or the Transfer Agent.) The signature guarantee must be in proper form and undated. For protection of the shareholder and the Fund, additional documentation may be required for redemption of shares held in corporate, partnership, trust or fiduciary accounts.

        However, by completing the appropriate section of the Shareholder Account Application (“Redemption by Telephone and Without Signature Guarantee,” of the Application), an investor may authorize the Fund to honor redemption requests without signature guarantee. The lack of the signature guarantee does not render the Fund responsible for the authenticity of the signature or of telephone redemption requests. While the Fund will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, the investor will bear the risk of loss from any such request that is unauthorized. Such a redemption request would be processed as though it had been made by telephone (see below), and the cash proceeds would be sent by check or, if requested, by bank-to-bank wire to the shareholder’s bank account.

        Investors who wish to avoid the possible inconvenience and delay of obtaining an acceptable signature guarantee should carefully consider authorizing the Fund to accept redemption requests without signature guarantee.

Telephone Redemption Requests

        A shareholder who has authorized the Fund to honor redemption requests without signature guarantee may submit redemption requests by telephone. Telephone requests are made by calling the Transfer Agent at (800) 341-8900 or (617) 557-8000. Unless applied to the purchase of shares in another Portfolio (see “Shareholder Account Services and Privileges - Portfolio Switching”), the cash proceeds of redemptions requested by telephone or in writing without a signature guarantee will be sent by check, via first-class mail. As an optional alternative, the redeeming shareholder may request that the cash proceeds be sent by bank-to-bank wire. Whether remitted by check or by bank wire, the redemption proceeds will be addressed only to the shareholder’s U.S. commercial bank account (not to an account at a savings bank, savings and loan association, credit union or other thrift institution).

        If the redeeming shareholder requests a wire transfer, the Transfer Agent’s bank will charge the shareholder its customary fee for a wire transfer, which currently is $8. The fee will be deducted from the proceeds of the redemption. A shareholder should ascertain and verify that his bank will accept a “federal funds” wire transfer before requesting that the proceeds of a redemption be sent by bank wire. Failure to do so may result in delay in receiving the redemption proceeds and in additional bank-wire fees which will be charged to the shareholder.

        No telephone requests will be honored to redeem shares for which certificates have been issued and are outstanding.

        Telephone redemptions of shares held in an IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio or are otherwise to be reinvested within the Fund’s IRA Plan. See “Shareholder Account Services and Privileges - Portfolio Switching.”

Redemption Limitations

        The Fund ordinarily will honor a valid redemption request at the Portfolio’s net asset value per share next computed after receipt by the Transfer Agent of the properly completed redemption request, and by law must pay it within seven calendar days following the redemption. However, the Fund may delay payment of a request to redeem shares purchased by check until the Fund is certain that the check has cleared, which may take up to 15 calendar days after the issuance of the shares. A shareholder may avoid this delay by purchasing shares with a cashier’s check. Shares for which certificates have been issued may not be redeemed until the certificates have been returned to the Transfer Agent. Neither the Fund, the Investment Adviser, the Transfer Agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any authorized instruction or authorization on the shareholder’s Shareholder Account Application or otherwise in connection with redemption of his shares in the Fund.

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, for any period during which the New York Stock Exchange is closed or during any emergency or other period for which the Securities and Exchange Commission has permitted or required a suspension for the protection of shareholders.

        The Fund may redeem an investor’s shares in any Portfolio at any time that the value of the shares is less than $500 other than by reason of a decline in their net asset value. The Fund will notify such an investor at least 30 days prior to effecting such a redemption.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

        When an investor makes his initial investment in one of the Fund’s Portfolios, a Shareholder Account is opened in accordance with his application. Subsequent investments by the shareholder in any Portfolio will be added to his same Shareholder Account. Fund shareholders will receive a confirmation statement showing each transaction in their Shareholder Account, along with a summary of the status of the account as of the transaction date. A shareholder may inquire about his Shareholder Account by mail or by telephone. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.” Investors who purchase or redeem shares in the Fund through a broker-dealer may be charged a transaction fee by the broker-dealer, who may place such orders by telephone in accordance with the Fund’s procedures.

        Certain optional services and privileges are available with a Shareholder Account, as described below. Some of the services involve a fee; a shareholder will incur the fee only if he uses the service. Shareholders who do not use a particular service do not bear the cost of providing the service to other shareholders.

Automatic Investment Program

        The Fund’s Automatic Investment Program allows shareholders to invest in any portfolio on a regular schedule. To participate in the Program, a shareholder should complete an Automatic Investment Program enrollment form which authorizes the Transfer Agent to deduct a specified dollar amount from the shareholder’s checking account (minimum investment $100 per Portfolio each month) and apply that amount to purchase shares in the Portfolio selected by the shareholder. These deductions may be scheduled for either the 1st or the 15th of each month. The Program is free of charge and is available to shareholders in all of the Fund’s Portfolios; the costs of administering the Program are paid by the Investment Adviser. Shareholders in the Fund’s IRA Plan are also eligible for the Automatic Investment Program. An Automatic Investment Program may be terminated or suspended at any time by the shareholder or by the Fund.

Portfolio Switching

        Shareholders may redeem shares in one Portfolio and simultaneously invest the proceeds in another Portfolio. Such a transaction would constitute a taxable event to the shareholder. By completing the appropriate section of the Shareholder Account Application (“Portfolio Switching (Exchange)”), an investor may authorize the Fund to accept Portfolio switching instructions by telephone and in writing without a signature guarantee. Each Portfolio Switch is subject to a charge of $5 by the Fund’s Investment Adviser. If you are unable to execute a Portfolio Switch by telephone, you should consider sending your Portfolio Switch request by mail.

        An individual who has both a regular Shareholder Account and an IRA Plan in exactly the same name may use a Portfolio Switch to redeem shares from his regular account and purchase shares in his IRA Plan. An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to all IRA contributions generally.

Automatic Reinvestment

        A shareholder may request that all dividends, including distributions of long-term capital gains, be automatically reinvested in shares of the same Portfolio.

        A shareholder’s tax liability for dividends is not reduced by reinvesting dividends (whether through the Automatic Reinvestment Plan or otherwise) in additional Fund shares.

Systematic Withdrawal Program

        An investor whose Shareholder Account totals at least $5,000 may establish a Systematic Withdrawal Program under which shares with a value predesignated by him (but at least $100) are automatically redeemed either monthly or quarterly. Withdrawal payments ordinarily will be mailed within five business days after the end of the withdrawal period.

        Systematic Withdrawal Program payments are financed by the automatic redemption from the Shareholder’s Account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions ordinarily are made on the 3rd business day of the month. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Program payments of a given amount will vary from payment to payment.

        If a shareholder owns shares in more than one Portfolio, he may designate the Portfolio from which the redemptions under a Systematic Withdrawal Program will be made.

        A Systematic Withdrawal Program may be terminated or suspended at any time, either by the shareholder or by the Fund. No separate charge is made for a Systematic Withdrawal Program; the costs of administering the Program are borne by the Investment Adviser.

Individual Retirement Account Plan

        Eligible taxpayers may contribute up to $2,000 per year of income earned from wages, salary and self-employment to an Individual Retirement Account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his adjusted gross income for federal income tax purposes, if he does not participate in an employer sponsored retirement plan or if his adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of a person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new IRA account.

        Also, a Traditional IRA may be used in connection with a Simplified Employer Pension Plan (“SEP”) maintained by a taxpayer’s employer.

        In addition, beginning January 1, 1998, eligible taxpayers may contribute up to $2,000 per year of income earned from wages, salary and self-employment to a Roth Individual Retirement Account (“Roth IRA”). Under a Roth IRA, the earnings and interest on an individual’s nondeductible contributions grow without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70½, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

        Under the terms of the Fund’s IRA Plan (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the shareholder, and all dividends and distributions are reinvested in additional shares of the same Portfolio(s).

        State Street Bank and Trust Company, Boston, Massachusetts (which is the Custodian of the Fund’s assets) acts as custodian for each Shareholder Account opened under an IRA Plan and charges the fees described in the IRA Plan materials which are available upon request to the Investor’s Information Office.

        Shareholder services available with a regular Shareholder Account (including Automatic Investment Program, Portfolio Switching, Automatic Reinvestment and Systematic Withdrawal Program) are also available with an IRA Plan, but subject to such limitations as the Fund or the IRA Plan custodian may impose from time to time, and subject to a separate account maintenance fee.

        Shares held in an IRA Plan may not be redeemed by means of a check redemption, nor may they be redeemed by telephone except as part of a Portfolio Switch.

Check Redemptions - Treasury Bill Portfolio and Versatile Bond Portfolio Only

        Investors who have completed the appropriate section of the Shareholder Account Application (“Redemption by Check”) may redeem shares in the Treasury Bill Portfolio or in the Versatile Bond Portfolio by writing a redemption check, as explained below. Such checks may be deposited by a shareholder in his local bank account or used to make payments to third parties.

        A book of personalized checks drawn on Chase Manhattan Bank, N.A. will be sent upon request to a shareholder maintaining a regular Shareholder Account. The checks will be preprinted for use with the Portfolio for which the shareholder requests check redemption. (Shareholders wishing to write checks on both Portfolios will be provided with two separate books of checks.) When a check signed by the shareholder is presented for payment by Chase Manhattan Bank, N.A., the Fund redeems a sufficient number of the shareholder’s shares in the appropriate Portfolio to pay the check. Please note that a check can be used to redeem shares only in the Portfolio preprinted on the face of the check.

        Shares for which certificates have been issued and not returned to the Transfer Agent may not be redeemed by check! Please do not write redemption checks for which insufficient shares are available; such checks will be returned unpaid, and your Shareholder Account will be charged a “bad check” fee of $25. Neither the Fund nor its Investment Adviser or Transfer Agent bears any responsibility in regard to the payment or non-payment of redemption checks by Chase Manhattan Bank, N.A.

        The check redemption privilege is offered by the Fund as a convenience to its shareholders. There is no limit to the number of checks a shareholder may write, nor is any minimum check amount required. However, check redemptions are not intended to be used as a substitute for a bank checking account. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the Shareholder’s Account.

        Shares held in an IRA Plan may not be redeemed by check redemption.

Limitations

        The Fund’s management has designed the foregoing services and privileges in accordance with its intention to provide its shareholders with a flexible tool for their investing. However, the Fund reserves the right to limit or suspend check redemption, automatic investment, portfolio switching, automatic reinvestment or systematic withdrawal services at any time without notice.

SERVICE CHARGES

        Each shareholder pays the Fund’s Investment Adviser an account maintenance fee of $1.50 per month, whether he invests in one or in more than one Portfolio. No additional fee is charged for an IRA Plan Account maintained by a shareholder who also maintains a regular Shareholder Account in exactly the same name and address.

        At the shareholder’s option, the fee may be paid annually by check. Otherwise, the fee is collected once a year, usually in December, from any dividends payable to the shareholder. If the shareholder’s dividends are insufficient to pay the fee, the Fund will redeem a sufficient number of shares to pay the remaining amount, redeeming first from the Treasury Bill Portfolio, next from the Permanent Portfolio, next from the Versatile Bond Portfolio, and lastly from the Aggressive Growth Portfolio. If a shareholder invests both through a regular Shareholder Account and also through an IRA Plan Account in exactly the same name and with the same Social Security number, and if the shareholder does not pay the fees for the two accounts separately by check, they will be collected first from dividends on, and/or redemption of, shares held in the regular Shareholder Account rather than by drawing on the IRA Plan Account.

        Any accrued but unpaid account maintenance fee will be collected from the amount owed to a shareholder who closes his Shareholder Account during the year.

        The account maintenance fee offsets a portion of the recurring costs associated with maintaining each Shareholder Account. Such costs could include charges by the Fund’s Transfer Agent for shareholder accounting and data processing; printing of the Fund’s annual and interim financial reports sent to shareholders; printing of shareholder proxy materials and the tabulation of shareholder proxies not deemed extraordinary expenses as defined by the Contract; postage associated with mailing reports, shareholder statements and other materials to shareholders; and costs of maintaining the “800” telephone lines to the Transfer Agent and the Investor’s Information Office. The Investment Adviser collected a total of $81,521 in account maintenance fees in the last fiscal year, which is less than the Investment Adviser paid for the recurring costs referred to above. The Investment Adviser believes that the amounts paid by it for such costs were lower than those which the Fund might have paid to obtain comparable services from unaffiliated parties.

        All mutual funds incur similar expenses. Most funds pay them directly, a practice which reduces their shareholders’ net investment income per share and/or net asset value per share. The Fund, however, asks each of its shareholders to pay an account maintenance fee in order to avoid any such reduction in net income or net asset value per share.

        For an investor, account maintenance fees generally are a tax-deductible investment expense, subject to the general limitations on the deductibility of such expenses.

        The Investment Adviser charges each investor a one-time account start-up fee of $35. An investor pays this fee only once, even if he invests in more than one Portfolio, and even if he maintains both an IRA Plan Account and a regular Shareholder Account with the Fund in exactly the same name and address. This fee is deducted from the investor’s initial investment and will be deducted a second time only if a former shareholder opens a new Shareholder Account.

        The one-time account start-up fee offsets a portion of the costs associated with establishing an account for each shareholder. The Fund’s Board of Directors considers that the amount of such fee is lower than that which the Fund might have paid to obtain comparable services from unaffiliated parties.

        A current shareholder may invest in one or more additional Portfolios without incurring an additional account start-up fee.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        The Fund’s custodian is State Street Bank and Trust Company (the “Custodian”), located in Boston, Massachusetts.

        The Fund’s transfer agent and dividend-disbursing agent is J. P. Morgan Investor Services Co. (the “Transfer Agent”), telephone number (800) 341-8900 or (617) 557-8000. The Transfer Agent’s primary offices are located at 73 Tremont Street, Boston, Massachusetts 02108. Correspondence should be addressed to P.O. Box 2798, Boston, Massachusetts 02208.

REPORTS

        The Fund sends its shareholders financial statements, including a report of each Portfolio’s investment holdings, every six months. The Fund’s fiscal year ends on January 31. Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders for the year ended January 31, 2001. The report of Tait, Weller & Baker on the aforementioned financial statements and financial highlights contains an explanatory paragraph that states that the Securities and Exchange Commission is involved in public administrative and cease-and-desist proceedings against the Fund’s Investment Adviser and one (formerly two) of the Fund’s directors and officers. A copy of the Annual Report to Shareholders is available without charge from the Investor’s Information Office.

        Tait, Weller & Baker has been selected by the Board of Directors as the independent auditors of the Fund for the fiscal year ending January 31, 2002.

Advertising

        From time to time the Fund may advertise its yield or total return in accordance with applicable federal securities regulations, See “Calculations of Performance Data” in the SAI for a discussion of how yield and total return is calculated.

No Person is authorized to give any information or to make any representation not contained in this Prospectus in connection with the matters described herein. If given or made, such information or representation must not be relied upon as having been authorized.

Investment Adviser
World Money Managers Terry Coxon, General Partner Petaluma, California

Consultants to the Fund
Harry Browne Douglas Casey

Transfer Agent
J. P. Morgan Investor Services Co. Boston, Massachusetts

Custodian
State Street Bank and Trust Company Boston, Massachusetts

Additional information about the Fund’s investments
is available in the Fund’s Annual and Semi-Annual
Reports to shareholders. In the Fund’s Annual
Report, you will find a discussion of the market
conditions and investment strategies that sig-	including
nificantly affected the Fund’s performance during
this last fiscal year. The Fund’s Statement of	Permanent Portfolio,
Additional Information (“SAI”), which has been	(Symbol PRPFX)
filed with the Securities and Exchange Commission
(“SEC”), also provides additional information about	Treasury Bill Portfolio,
the Fund and is incorporated herein by reference	(Symbol PRTBX)
(a legal part of this Prospectus).
Versatile Bond Portfolio,
Information about the Fund (including the SAI)	(Symbol PRVBX)
can be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information	and
on the operation of the Public Reference Room
may be obtained by calling the SEC at (202)942-8090	Aggressive Growth Portfolio,
Reports and other information about the Fund are	(Symbol PAGRX)
available on the EDGAR Database on the SEC’s
Internet site at http://www.sec.gov and copies
of this information may be obtained, upon payment
of a duplication fee, by electronic request at the
following e-mail address: publicinfo@sec.gov,
or by writing the Public Reference Section of the
SEC, Washington, D.C. 20549-0102.

To obtain a copy of the Fund’s SAI or Annual and
Semi-Annual Reports free of charge, to request
other information about the Fund, or to make
shareholder inquiries, please write or call:

Investor’s Information Office	Prospectus (Investment Company Act File No. 811-3379)
P.O. Box 5847 Austin, Texas 78763 (800) 531-5142 Nationwide (254) 527-3102 • FAX (254)527-3406